EXHIBIT 10.4

CARBON SCIENCES, INC.
STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Carbon Sciences, Inc., a Nevada corporation (the “Company”), and the undersigned (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, that number of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth.

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	PURCHASE OF SHARES AND REPRESENTATIONS BY PURCHASER

The Purchaser hereby irrevocably agrees to purchase from the Company such number of Shares, and the Company agrees to sell to the Purchaser as is set forth on the signature page hereof, at a per share price equal to $2.00 per Share.  The purchase price is payable by wire transfer of immediately available funds to:

Wire instructions:

Name:                     Carbon Sciences, Inc.
Bank:                     Bank of America
5892 Calle Real
Goleta, Ca 93117
Account:                04165-43337
ABA:                      026009593

1.1 The Purchaser recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from this purchase; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (c) the Purchaser may not be able to liquidate its investment; (d) transferability of the Shares is extremely limited; (e) in the event of a disposition, the Purchaser could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Shares being subscribed to hereunder.

1.2 The Purchaser represents that the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, as indicated by the Purchaser’s responses to the questions contained in Article VII hereof, and that the Purchaser is able to bear the economic risk of an investment in the Shares.

1.3 The Purchaser hereby acknowledges and represents that (a) the Purchaser has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on NASDAQ, or the Purchaser has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Purchaser and to all other prospective investors in the Shares to evaluate the merits and risks of such an investment on the Purchaser’s behalf; (b) the Purchaser recognizes the highly speculative nature of this investment; and (c) the Purchaser is able to bear the economic risk that the Purchaser hereby assumes.

1.4 The Purchaser hereby acknowledges receipt and careful review of this Agreement, the Company’s filings with the Securities and Exchange Commission (the “Company Filings”), and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Purchaser has been furnished by the Company during the course of the purchase with all information regarding the Company, the terms and conditions of the purchase and any additional information that the Purchaser has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the purchase.

1.5   (a)           In making the decision to invest in the Shares, the Purchaser has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Purchaser has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder.  The Purchaser disclaims reliance on any statements made or information provided by any person or entity in the course of Purchaser’s consideration of an investment in the Shares other than the Offering Materials.

(b)           The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.6 The Purchaser hereby represents that the Purchaser, either by reason of the Purchaser’s business or financial experience or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Purchaser’s own interests in connection with the transaction contemplated hereby.

1.7 The Purchaser hereby acknowledges that the Agreement has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the purchase is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(2) and/or Regulation D.  The Purchaser understands that the Shares have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.8 The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Purchaser’s investment intention.  In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Shares for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others.  The Purchaser, if an entity, further represents that it was not formed for the purpose of purchasing the Shares.

1.9 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares that such Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.”

1.10 The Purchaser understands that the Company will review this Agreement and is hereby given authority by the Purchaser to call Purchaser’s bank or place of employment or otherwise review the financial standing of the Purchaser; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Purchaser, to reject or limit any purchase, to accept purchases for fractional Shares and to withdraw the offer to the Purchaser at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Shares.

1.11 The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s principal residence if Purchaser is an individual or its principal business address if it is a corporation or other entity.

1.12 The Purchaser represents that the Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares.  This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

1.13 If the Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.14 The Purchaser acknowledges that if he or she is a Registered Representative of an FINRA member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.15 The Purchaser acknowledges that at such time, if ever, as the Shares are registered pursuant to the Securities Act, sales of the Shares will be subject to state securities laws.

1.16 The Purchaser agrees not to issue any public statement with respect to the Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.17 The Purchaser agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Shares by the Purchaser in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Purchaser to comply with any covenant made by the Purchaser in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Purchaser that:

2.1 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2 Capitalization and Voting Rights.  The authorized capital stock of the Company consists of 12,500,000 shares of common stock of which 9,253,567 shares are issued and outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized, validly issued, fully paid and are nonassessable.  The Company has granted certain stock options, as described in its public filings with the SEC.  There are no other outstanding agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company.  Except as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation (the “Articles of Incorporation”), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3 Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.  The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.4 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.5 Licenses.  Except as disclosed in the Company Filings, , the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects in compliance therewith.

2.6 Litigation.  The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or operations of the Company or which materially and adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could materially adversely affect the business, property, financial condition or operations of the Company. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.7 Disclosure.  The information set forth in the Offering Materials as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.8 Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.9 Brokers.  Neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.  The Company is not party to any agreement, arrangement or understanding whereby any person has an exclusive right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

III.	TERMS OF PURCHASE

3.1 All funds paid hereunder shall be deposited with the Company in the account identified in Section 1.1 hereof.

3.2 Certificates representing the Common Stock purchased by the Purchaser pursuant to this Agreement will be prepared for delivery to the Purchaser within 15 business days following the closing at which such purchase takes place. The Purchaser hereby authorizes and directs the Company to deliver the certificates representing the Common Stock purchased by the Purchaser pursuant to this Agreement directly to the Purchaser’s residential or business address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

4.1 The Purchaser’s obligation to purchase the Shares at the closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such closing of the following conditions, which conditions may be waived at the option of each Purchaser to the extent permitted by law:

(a) Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such closing shall have been performed or complied with in all material respects.

(b) No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c) No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Shares (except as otherwise provided in this Agreement).

V.	LOCK-UP AGREEMENT

5.1 The Purchaser understands that the Company is offering Shares to Purchaser at a lower price per share than is currently quoted on the Over the Counter Bulletin Board market maintained by the National Association of Securities Dealers, Inc. (the “NASD”).

5.2 As an inducement to NASD market makers to continue to make an orderly public market for the Company’s common stock, the Purchaser hereby agrees that for a period of one (1) year after the Purchaser’s purchase of Shares, the Purchaser will not without the prior written consent of the Company, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, the Shares purchased, as may otherwise be permitted by Rule 144 promulgated under the Securities Act and consents to the placement of a legend, with respect to the foregoing, on each certificate representing the Shares subscribed for herein.

VI.           MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:
Carbon Sciences, Inc.
5511C Ekwill Street
Santa Barbara, CA 93111
Attn:  Byron H. Elton

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Marcelle S. Balcombe, Esq.

if to the Purchaser, to the Purchaser’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4 Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Shares as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Purchasers and to add and/or delete other persons as Purchasers.

6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS STATE OF CALIFORNIA IN AND FOR THE COUNTY OF LOS ANGELES OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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VII.           CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1           The Purchaser represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 exclusive of the value of his or her primary or (b) a self-directed retirement account (“Retirement Account”) whose participant’s net worth (or joint net worth with his or her spouse) presently exceeds $1,000,000, exclusive of the value of his or her primary.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is (a) an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year or (b) a Retirement Account and the Retirement Account participant meets the tests in clause (a).

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2           SUITABILITY (please answer each question)

(a)           For an individual Purchaser, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Purchaser, please describe any college or graduate degrees held by you:

(c)           For all Purchasers, please list types of prior investments:

(d)           For all Purchasers, please state whether you have participated in other private placements before:

YES_______                                           NO_______
(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Purchasers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______
(g)           For trust, corporate, partnership and other institutional Purchasers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______
(h)           For all Purchasers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______
(i)           For all Purchasers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______
(j)            For all Purchasers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______
7.3           MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)            Company*
(g)           Trust*
(h)           Other*
*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):
Yes _________                                           No __________
If Yes, please describe:
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

*If Purchaser is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

             7.5                      The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VI and such answers have been provided under the assumption that the Company will rely on them.

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NUMBER OF SHARES ___________ X $2.00 per share = $___________ (the “Purchase Price”)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Purchaser is an Entity)	Title (if Purchaser is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:

       This Stock Purchase Agreement is agreed to and accepted as of _______________, 2011.

Carbon Sciences, Inc.

By:
Name: Byron H. Elton
Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Shares are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2011

(Signature)